UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No.: 0-51688

Date of Report: July 15, 2014

BITZIO, INC.

(Exact name of registrant as specified in its charter)

Nevada	16-1734022
(State of other jurisdiction of incorporation or organization	(IRS Employer Identification No.)

9625 Cozycroft Avenue, Suite A, Chatsworth CA	91311
(Address of principal executive offices)	(Zip Code)

(866) 824-7881

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

On July 15, 2014 Gordon McDougall submitted his resignation from his positions as a member of the Registrant’s Board of Directors and as the Registrant’s Chief Executive Officer, effective on July 16, 2014. On July 16, 2014 the Board of Directors appointed Hubert J. Blanchette to serve as the Registrant’s Chief Executive Officer. Mr. Blanchette is currently a member of the Registrant’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2014	BITZIO, INC.

	By:	/s/ Hubert J. Blanchette
Hubert J. Blanchette
Chief Executive Officer